BABSON
Value
Fund

Semiannual Report
May 31, 1998


MESSAGE
To Our Shareholders

At the close of the first half of our 1998 fiscal year net assets of Babson Value Fund had reached $1.72 billion, up 21% from $1.42 billion at the end of our last fiscal year in November 1997, and 54% from $1.12 billion a year ago. Thus, your Fund has continued to participate nicely in the strong inflow of money into equity mutual funds that began in November, 1994, which was the start of the accelerated upward move in stock prices that we have enjoyed since then.

Total return (price change and reinvested distributions), was 11.1% for the six months ended May 31, 1998. For the same period the return of the unmanaged Standard & Poor's 500 stock index of larger company stocks was 15.1%. On an unweighted basis the returns of the 500 S&P companies averaged only 12.8% for the last six months. This market capitalization weighted index continued to be dominated by strong performance of the largest companies. We made this same observation in last year's semi-annual report. Unfortunately for value oriented investors the growth style has continued to dominate the market, rewarding the largest growth companies with even higher P/E multiples. Many of these are consumer staple growth companies such as Coca-Cola, Gillette, Procter & Gamble, Eli Lilly, Pfizer, Warner Lambert and other pharmaceuticals which trade at multiples of 30 to 50 times 1998 estimated earnings, or technology growth companies such as Microsoft, Cisco and Dell which trade at multiples of 48, 44 and 42 times estimated 1998 earnings, respectively.

The fifty companies with the highest market capitalizations in the S&P 500 had average total returns of 24.8% for the six months, while the other 450 companies had average returns of only 11.5%. Among the biggest 50, those that yielded less than the S&P 500 had average returns of 27.3%. This was 41% higher than the 19.4% average return of those that yielded more than the index. This same ratio existed between the lower and higher yielders among the smallest 450 companies in the S&P 500 where the lower yielders returned 13.3%, while the higher yielders produced only 9.5%. Perhaps the greatest irony in all of this analysis is that the relatively paltry 9.5% return over the last six months is extraordinarily good in the context of normal equity returns over long periods of time.

The biggest fifty, which are 10% of the total number of companies, now account for over 50% of the weight in the index. This helps to explain why mutual funds have continued to have a hard time outperforming the S&P 500. The popularity of the new "nifty fifty" of the nineties has produced a wide spread in P/E's... wider, perhaps than is justified by quality or growth prospects. We don't know if the spread will narrow by the multiples of the nifty fifty coming back toward the pack, or by generally increasing multiples among the rest of the companies. Either way, a period of underperformance by the S&P 500 would be the result.

The favorable longer-term comparisons of the Fund with its peers are intact as shown in the table below. We are particularly pleased with our very high return ranking against our peers over the last five years because the growth style of investing was favored for most of the period. Also, our high returns for five years were achieved with a risk level that was more than 25% lower than the average equity fund as calculated by Morningstar.

Net asset value per share rose from $47.73 on November 30, 1997, to $51.07 at the end of May. In March an ordinary income dividend of $0.12 was distributed. For shareholders who elected reinvestment, the distribution was reinvested at a price of $52.23 per share on March 20, 1998. In addition, the year-end distributions of $0.45 of ordinary income and $1.15 in long-term capital gains were reinvested on December 26, 1997 at a price of $44.28 per share.

Turnover has remained low reflecting the continued emphasis on companies with price momentum in the stock market. In the latest period, the only companies eliminated were Safety-Kleen and The Energy Group. Laidlaw Environmental acquired Safety-Kleen after a protracted battle with another company that had initially been favored by management even though their offering price was lower. We did not want to own Laidlaw Environmental shares, so we sold our Safety-Kleen shares before the merger was completed. The Energy Group was acquired by Texas Utilities.

New companies added to the portfolio since the end of our fiscal year are USX-U.S. Steel, and CSX. U.S. Steel was selling at only 6.4 times estimated earnings at the time of initial purchase. It had an attractive current yield, excess cash flow, a $2 billion pension surplus and earnings potential from its joint ventures. CSX, a major eastern railroad, will be taking over parts of Conrail (together with rival Norfolk Southern) late this year or early next year. We firmly believe that this is money well-spent - additional employees, more locomotives, and infrastructure improvements for example. However, the near-term costs are high and consensus earnings estimates have been reduced. Our purchase has not provided us with positive results yet, but we continue to believe this reasonably priced (13 times earnings, 1.7 times book value and 2.6% current yield) leading company will be rewarding in the longer term.

The Fund continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for 1998 for the companies in the Fund is only 17.4, compared with 22.8 times for the S&P 500 companies. The average price to book value of the Fund's companies is 2.5, compared to 4.1 for the S&P 500 companies, and their current yield is one-third higher.

We appreciate your continued use of Babson Value Fund in your investment program.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President

Babson Value Fund

Comparison with all
Lipper Growth & Income Funds
                                                1 Year   3 Years  5 Years  10 Years 1 Year    3 Years   5 Years   10 Years
                                                5/31/97  5/31/95  5/31/93  5/31/88  06/30/97  06/30/95  06/30/93  06/30/88
                                                  to       to       to       to        to        to        to        to
                                                5/31/98  5/31/98  5/31/98  5/31/98  06/30/98  06/30/98  06/30/98  06/30/98
Babson Value Fund Total Return                  28.44%   25.49%   22.22%   16.81%   25.07%    25.12%    22.33%    16.34%
Lipper Growth & Income Funds
  Average Total Return                          25.48%   24.99%   18.71%   16.11%   22.86%    24.84%    19.03%    15.78%
BVF Rank among Lipper
  Growth & Income Funds                            191      195        9       48      256       205        17        49
# of Lipper Growth & Income Funds                  665      425      268      140      667       431       274       142
Babson Value Fund Percentile, Top                  29%      46%       3%      34%      38%       48%        6%       35%

Source: Lipper Analytical Securities Corporation


Comparison with all
Morningstar Category and Objective
                                                1 Year   3 Years  5 Years  10 Years 1 Year    3 Years   5 Years   10 Years
                                                5/31/97  5/31/95  5/31/93  5/31/88  06/30/97  06/30/95  06/30/93  06/30/88
                                                  to       to       to       to        to        to        to        to
                                                5/31/98  5/31/98  5/31/98  5/31/98  06/30/98  06/30/98  06/30/98  06/30/98
Morningstar Large Cap. Value Funds
  Average Total Return                          24.50%   23.95%   18.49%   15.80%   20.94%    23.53%    18.55%    15.40%
BVF Rank among Morningstar
  Large Cap. Value Funds                            89       90       10       34       93        90        12        30
# of Morningstar Large Cap. Value Funds            426      305      185       95      430       306       188        96
Babson Value Fund Percentile, Top                  21%      30%       5%      36%      22%       29%        6%       31%
Morningstar Growth & Income Funds
  Average Total Return                          25.97%   25.23%   18.90%   15.60%   23.80%    25.22%    19.30%    15.29%
BVF Rank among Morningstar
  Growth & Income Funds                            229      218        8       48      277       233        44        47
# of Morningstar Growth & Income Funds             609      443      272      135      620       444       277       136
Babson Value Fund Percentile, Top                  38%      49%       3%      36%      45%       52%       16%       35%

Source: Morningstar, Inc.

Note:	All returns for periods of longer than one year are compound annual rates.
	All returns for Babson Value Fund are net of all fees and expenses. Returns for the averages are net of fees and expenses, but do not include the impact of sales charges.
	Morningstar includes S&P 500 index funds in its Growth & Income Fund category, while Lipper has a separate category.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
May 31, 1998 (unaudited)

                                                                MARKET VALUE
        SHARES   COMPANY                                        (NOTE 1-A)

COMMON STOCKS - 94.03%
AEROSPACE -  4.31%
        836,700  Boeing Co.                               $     39,847,837
        304,000  Lockheed Martin Corp.                          34,124,000
                                                                73,971,837
AIRLINES - 2.33%
      1,028,482  KLM Royal Dutch Airlines                       40,046,518

BANKS - 11.96%
        316,000  Chase Manhattan Corp.                          42,956,250
        869,385  Diageo PLC, ADR                                39,339,671
        626,700  National City Corp.                            42,458,925
        983,700  U.S. Bancorp                                   38,487,263
        116,233  Wells Fargo & Co.                              42,018,229
                                                               205,260,338
CHEMICALS - 2.57%
        573,100  duPont (E.I.) deNemours & Co.                  44,128,700

COMPUTER SOFTWARE - 2.23%
        598,600  United Healthcare Corp.                        38,310,400

COMPUTER SYSTEMS - 4.67%
      1,412,200  Apple Computer, Inc.                           37,599,825
        362,400  International Business Machines Corp.          42,536,700
                                                                80,136,525
CONSUMER PRODUCTS - 4.73%
      1,228,100  Limited, Inc.                                  40,834,325
      1,403,300  Reebok International Ltd.                      40,344,875
                                                                81,179,200
DIVERSIFIED - 10.05%
        812,500  Dana Corp.                                     42,351,562
        704,100  Hanson PLC, ADR                                20,814,956
      1,425,100  Illinova Corp.                                 41,416,969
        180,400  Martin Marietta Materials, Inc.                 8,298,400
        666,000  Millennium Chemicals, Inc.                     21,062,250
      1,074,000  USX-U.S. Steel Group                           38,529,750
                                                               172,473,887
FINANCIAL SERVICES - 11.74%
        397,100  American Express Co.                           40,752,388
      1,017,850  SLM Holding Corp.                              40,650,384
        759,600  Student Loan Corp.                             36,698,175
        354,600  Transamerica Corp.                             40,779,000
        698,680  Travelers Group, Inc.                          42,619,480
                                                               201,499,427
FOREST PRODUCTS AND PAPER - 6.61%
        920,400  Potlatch Corp.                                 40,325,025
        720,800  Weyerhaeuser Co.                               36,625,650
      1,063,600  Willamette Industries, Inc.                    36,494,775
                                                               113,445,450
HEALTH - 2.38%
      1,168,000  Tenet Healthcare                               40,880,000

INSURANCE - 7.03%
        499,100  Aetna, Inc.                                    39,023,381
        428,400  Allstate Corp.                                 40,323,150
        187,500  General Re Corp.                               41,226,563
                                                               120,573,094
OFFICE EQUIPMENT AND SUPPLIES - 4.18%
      1,196,600  Wallace Computer Services, Inc.                32,009,050
        385,400  Xerox Corp.                                    39,599,850
                                                                71,608,900
PETROLEUM - 4.94%
        547,300  Atlantic Richfield Co.                         43,168,288
        740,000  Royal Dutch Petroleum Co.                      41,486,250
                                                                84,654,538
RETAIL - 8.68%
        827,800  Harcourt General, Inc.                         45,115,100
      1,134,000  K mart Corp.                                   21,971,250
        553,158  Penney (J.C.) Co., Inc.                        39,723,659
        680,500  Sears, Roebuck & Co.                           42,063,406
                                                               148,873,415

TRANSPORTATION - 3.22%
        819,300  CSX Corp.                                      39,019,163
        839,890  Overseas Shipholding Group, Inc.               16,272,869
                                                                55,292,032
UTILITIES - 2.40%
      1,041,100  Texas Utilities Co.                            41,123,450
TOTAL COMMON STOCKS - 94.03%                                 1,613,457,710

CONVERTIBLE PREFERRED STOCK - 1.43%
        345,400  K mart Financing, 7.750% trust cv. pfd.        24,501,812

                                                                MARKET VALUE
        FACE AMOUNT     DESCRIPTION                             (NOTE 1-A)

SHORT-TERM CORPORATE NOTES - 4.08%
   $ 10,000,000  Ford Motor Credit Co.,
                   5.51%, due June 17, 1998                     10,000,000
     10,000,000  Ford Motor Credit Co.,
                   5.52%, due July 8, 1998                      10,000,000
     10,000,000  General Electric Credit Corp.,
                   5.48%, due June 3, 1998                      10,000,000
     10,000,000  General Electric Credit Corp.,
                   5.49%, due June 24, 1998                     10,000,000
      5,000,000  General Motors Acceptance Corp.,
                   5.46%, due July 1, 1998                       5,000,000
      5,000,000  General Motors Acceptance Corp.,
                   5.48%, due July 1, 1998                       5,000,000
     10,000,000  General Motors Acceptance Corp.,
                   5.53%, due July 15, 1998                     10,000,000
     10,000,000  Sears Roebuck Acceptance Corp.,
                   5.54%, due June 10, 1998                     10,000,000
TOTAL SHORT-TERM
CORPORATE NOTES - 4.08%                                         70,000,000

REPURCHASE AGREEMENT - 0.32%
      5,500,000  UMB Bank, n.a.,
                   4.97%, due June 1, 1998
                   (Collateralized by U.S.
                   Treasury Notes, 7.00%,
                   due April 15, 1999)                           5,500,000

TOTAL INVESTMENTS - 99.86%                                $  1,713,459,522

Other assets less liabilities  -  0.14%                          2,407,997

TOTAL NET ASSETS - 100.00%
	(equivalent to $51.07 per share;
	50,000,000 shares of $1.00 par
	value capital shares authorized;
        33,599,617 shares outstanding)                    $  1,715,867,519

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
May 31, 1998 (unaudited)
ASSETS:
  Investments in securities:
    Common stocks, at market value
      (identified cost $1,166,826,090)                    $  1,613,457,710
    Convertible preferred stock,
      at market value (identified cost $21,102,707)             24,501,812
    Short-term corporate notes, at cost -
      approximates market value                                 70,000,000
    Repurchase agreement, at cost -
      approximates market value                                  5,500,000
      Total investments                                      1,713,459,522

  Dividends receivable                                           2,895,028
  Interest receivable                                              187,002
      Total assets                                           1,716,541,552

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                   674,033
      Total liabilities                                            674,033
NET ASSETS                                                $  1,715,867,519

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)             $  1,183,238,779
  Accumulated undistributed income:
    Undistributed net investment income                         19,173,469
    Undistributed net realized gain on
      investment transactions                                   63,424,546
  Net unrealized appreciation in value of investments          450,030,725
NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $  1,715,867,519

Capital shares, $1.00 par value
  Authorized                                                    50,000,000
  Outstanding                                                   33,599,617

NET ASSET VALUE PER SHARE                                 $          51.07

See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Six Months Ended May 31, 1998 (unaudited)
INVESTMENT INCOME:
  Income:
    Dividends                                             $     14,401,385
    Interest                                                     1,921,057
                                                                16,322,442
  Expenses (Note 2):
    Management fees                                              7,497,157
    Registration fees and expenses                                 179,301
                                                                 7,676,458
      Net investment income (Note 1-B)                           8,645,984

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of short-term commercial notes
    and repurchase agreements):
    Proceeds from sales of investments                         216,968,595
    Cost of investments sold                                   152,541,548
      Net realized gain from investment transactions            64,427,047
  Unrealized appreciation of investments:
    Beginning of period                                        362,279,843
    End of period                                              450,030,725
      Unrealized appreciation of investments during
        the period                                              87,750,882
      Net gain on investments                                  152,177,929
      Increase in net assets resulting from operations    $    160,823,913

See accompanying Notes to Financial Statemenns.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                         Six Months
                                                         Ended            Year Ended
                                                         May 31, 1998     November 30,
                                                         (unaudited)      1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $     8,645,984  $    13,631,526
  Net realized gain from investment transactions              64,427,047       43,840,575
  Unrealized appreciation of investments
    during the period                                         87,750,882      215,581,637
    Net increase in net assets resulting
      from operations                                        160,823,913      273,053,738
Net equalization included in the price of shares
  issued and redeemed                                          2,044,321        4,673,336

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                      (7,951,840)     (12,079,924)
  Net realized gain from investment transactions            (43,880,178)     (12,342,336)
    Total distributions to shareholders                     (51,832,018)     (24,422,260)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                  302,419,268      676,853,774
  Net asset value of shares issued for
    reinvestment of distributions                             41,829,279       18,924,658
                                                             344,248,547      695,778,432
  Cost of shares repurchased                               (158,593,934)    (293,897,196)
    Net increase from capital share transactions             185,654,613      401,881,236
      Total increase in net assets                           296,690,829      655,186,050

NET ASSETS:
  Beginning of period                                      1,419,176,690      763,990,640
  End of period (including undistributed
    net investment income of $19,173,469 and
    $16,435,004, respectively)                           $ 1,715,867,519  $ 1,419,176,690

Shares issued and repurchased:
  Number of shares sold                                        6,169,584       16,489,404
  Number of shares issued for reinvestment of
    distributions                                                933,789          470,074
                                                               7,103,373       16,959,478
  Number of shares repurchased                               (3,240,180)      (6,991,116)
    Net increase                                               3,863,193        9,968,362

Distributions to shareholders:
  Income dividends per share                             $         .2550  $         .4753
  Capital gains distribution per share                   $        1.4650  $         .6087

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:
Management fees are paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the period ended May 31, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
	Purchases		$ 334,417,888
        Proceeds from sales       216,968,595


This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund


FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group


BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com


JB4C-1                          7/98